THE ADVISORS’ INNER CIRCLE FUND

McKee International Equity Portfolio

(the “Fund”)

Supplement dated August 12, 2021 to

the Fund’s Statement of Additional Information, dated March 1, 2021 (the “SAI”)

This supplement provides new and additional information beyond that contained in the

Fund’s SAI and should be read in conjunction with the Fund’s SAI.

Effective August 11, 2021, the following four individuals were appointed Portfolio Managers of the Fund: Michael P. Donnelly, Bradly A. Thompson, Paul Frank and Clayton Wilkin. Messrs. Donnelly, Thompson, Frank and Wilkin, along with the current Portfolio Manager, Michael J. Donnelly, will be jointly and primarily responsible for the day to day management of the Fund. Accordingly, effective immediately, the Fund’s SAI is hereby amended and supplemented as follows:

1.	In the section of the SAI titled “Portfolio Manager,” under the subsection titled “Fund Shares Owned by the Portfolio Manager,” the following information is hereby added to the table:

Name	Dollar Range of Fund Shares Owned [1]
Michael P. Donnelly	None
Bradly A. Thompson	None
Paul Frank	None
Clayton Wilkin	None

[1]	Valuation date is as of July 31, 2021.

2.	In the section of the SAI titled “Portfolio Manager,” the following information is added to the table under the subsection titled “Other Accounts”:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets[2] (in Millions)	Number of Accounts	Total Assets[2] (in Millions)	Number of Accounts	Total Assets[2] (in Millions)
Michael P. Donnelly	5	$815.5	2	$300	291	$7,205
Bradly A. Thompson	5	$815.5	2	$300	291	$7,205
Paul Frank	5	$815.5	2	$300	291	$7,205
Clayton Wilkin	5	$815.5	2	$300	291	$7,205

[2]	Valuation date is as of July 31, 2021.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CSM-SK-008-0100